UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 23, 2017

OMNICELL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-33043	94-3166458
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

590 East Middlefield Road
Mountain View, CA 94043
(Address of principal executive offices, including zip code)

(650) 251-6100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

On May 23, 2017, Omnicell, Inc. (the “Company”) held its Annual Meeting of Stockholders at 2:30 p.m. local time at the Company’s headquarters located at 590 E. Middlefield Road, Mountain View, California 94043 (the “Annual Meeting”). As of March 27, 2017, the Company’s record date, there were a total of 37,119,044 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 35,419,183 shares of Common Stock were represented in person or by proxy and, therefore, a quorum was present. Four items of business were acted upon by the stockholders at the Annual Meeting. The final results for the votes regarding each proposal are set forth below.

Proposal 1- Election of Directors to Hold Office Until the 2020 Annual Meeting of Stockholders

Ms. Sara J. White and Ms. Joanne B. Bauer were elected to serve as members of the Company’s Board of Directors (the “Board”) for three year terms and until their respective successors shall be elected and qualified or until their earlier resignation or removal.

Votes were cast as follows for the election of directors:

	For	Withheld	Broker Non-Votes
Sara J. White	32,181,439	660,620	2,577,124
Joanne B. Bauer	32,401,791	440,268	2,577,124

Since the Board is divided into three classes with one class elected each year to hold office for a three-year term, the following directors continued to serve as directors of the Company immediately after the Annual Meeting: Randall A. Lipps, Mark W. Parrish, Vance B. Moore, James T. Judson, Gary S. Petersmeyer and Bruce D. Smith.

Proposal 2- Advisory Vote on Executive Compensation

The stockholders voted, on an advisory basis, to approve named executive officer compensation by the following vote:

For	Against	Abstain	Broker Non-Votes
32,554,296	258,203	29,560	2,577,124

 Proposal 3- Advisory Vote on Frequency of Solicitation of Advisory Vote on Executive Compensation

The stockholders voted, on an advisory basis, to approve the frequency of solicitation of advisory votes to approve named executive officer compensation by the following vote:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
28,102,455	27,996	4,681,116	30,492	2,577,124

Proposal 4- Ratification of the Selection of the Independent Registered Public Accounting Firm

The stockholders ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017 by the following vote:

For	Against	Abstain	Broker Non-Votes
35,237,798	162,629	18,756	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OMNICELL, INC.

Dated: May 24, 2017	By:
/s/ Dan S. Johnston
Dan S. Johnston
Executive Vice President and Chief Legal & Administrative Officer